UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2017

CERES TACTICAL SYSTEMATIC L.P.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-50718 (Commission File Number)	13-4224248 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

SECOR Management Agreement

Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of January 1, 2018 (the “SECOR Management Agreement”) with SECOR Capital Advisors, LP (“SECOR”), a Delaware limited partnership, pursuant to which SECOR shall manage the portion of the Registrant’s assets allocated to it.

The General Partner has initially selected a variation of the program traded by SECOR Alpha Master Fund L.P. (“SAF”) to be utilized in managing the Registrants’ assets allocated to SECOR. SECOR may conduct this trading either directly or indirectly through an investment in SECOR Master Fund L.P. (“SECOR Master Fund”), a Delaware limited partnership.

The amount of leverage applied to the assets of the Registrant invested in SECOR Master Fund shall be in accordance with the terms of the management agreement by and among the General Partner, SECOR Master Fund and SECOR as such agreement may be amended from time to time. The General Partner, SECOR Master Fund and SECOR have initially agreed that the ratio of the leverage applied to the assets of SECOR Master Fund allocated to SECOR by the General Partner shall be up to 1.5 times the leverage applied to the assets of SAF, so long as SAF continues to operate in the normal course of business and the methodology used by SECOR for calculating leverage applied to assets is consistently used for both SECOR Master Fund and SAF.

Pursuant to the SECOR Management Agreement, the Registrant will pay SECOR a monthly fee for professional management services equal to 1/12 of 1.15% (1.15% per year) of the month-end net assets allocated to SECOR. SECOR will also receive an annual incentive fee equal to 25% of new trading profits (as defined in the SECOR Management Agreement) earned by SECOR for the Registrant.

The SECOR Management Agreement expires on December 31, 2018. If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the SECOR Management Agreement.

The SECOR Management Agreement is filed herewith as Exhibit 10.1.

FORT Management Agreement

The General Partner and the Registrant have also entered into a management agreement dated as of January 1, 2018 (the “FORT Management Agreement”) with FORT L.P. (“FORT”), a Delaware limited partnership, pursuant to which FORT shall manage the portion of the Registrant’s assets allocated to it.

FORT will trade both directly through one or more accounts established by the Registrant (the “Partnership Account”) and indirectly through one or more accounts established by CMF FORT Contrarian Master Fund LLC (“FORT Master Fund”), a Delaware limited liability company (the “Master Fund Account”). All such trading by FORT on behalf of (i) the Partnership Account shall be in accordance with FORT’s Global Trend Trading Program and (ii) the Master Fund Account shall be in accordance with FORT’s Global Contrarian Program.

The Registrant, FORT Master Fund and FORT have agreed that the amount of leverage applied to the assets of the Registrant invested in the Partnership Account and the Master Fund Account shall be 1.25 times.

Pursuant to the FORT Management Agreement, the Registrant will pay FORT a monthly fee for professional management services equal to 1/12 of 0.75% (0.75% per year) of the month-end net assets of the Partnership Account. The Partnership will also pay (i) an annual incentive fee equal to 20% of new trading profits (as defined in the FORT Management Agreement) earned by FORT for the Master Fund Account and (ii) a monthly fee for professional management services equal to 1/12 of 1.15% (1.15% per year) of the month-end net assets of the Master Fund Account.

The FORT Management Agreement expires on December 31, 2018. If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the FORT Management Agreement.

The FORT Management Agreement is filed herewith as Exhibit 10.2.

Amendment No. 1 to the Cambridge Management Agreement

Effective as of January 1, 2018, the Registrant has entered into an amendment (“Amendment No. 1”) to the management agreement dated as of December 1, 2015 (the “Cambridge Management Agreement”), by and among the Registrant, the General Partner, and The Cambridge Strategy (Asset Management) Limited (“Cambridge”), a limited liability company incorporated in England and Wales, pursuant to which Cambridge shall manage the portion of the Registrant’s assets allocated to it.

Pursuant to Amendment No. 1, the professional management services fee is decreased to 1.0% per year of the Registrant’s adjusted net assets allocated to Cambridge and the incentive fee paid to Cambridge will be paid annually instead of quarterly. In all other material respects the Cambridge Management Agreement remains unchanged and of full force and effect.

Amendment No. 1 is filed herewith as Exhibit 10.3.

Item 1.02	Termination of a Material Definitive Agreement.

Effective December 31, 2017, the General Partner and the Registrant terminated the management agreement dated October 23, 2003 (the “Aspect Management Agreement”), with Aspect Capital Limited (“Aspect”), pursuant to which Aspect managed the portion of the Registrant’s assets allocated to it. The General Partner terminated the Aspect Management Agreement because Aspect is no longer trading on behalf of the Registrant.

Effective that same date, the General Partner and the Registrant also terminated the management agreement dated December 9, 2002, as amended on April 1, 2014 (the “Graham Management Agreement”), with Graham Capital Management, L.P. (“Graham”), pursuant to which Graham managed the portion of the Registrant’s assets allocated to it. The General Partner terminated the Graham Management Agreement because Graham is no longer trading on behalf of the Registrant.

Effective that same date, the General Partner and the Registrant also terminated the management agreement dated December 12, 2002, as amended on January 1, 2013 (the “Willowbridge Management Agreement”), with Willowbridge Associates Inc. (“Willowbridge”), pursuant to which Willowbridge managed the portion of the Registrant’s assets allocated to it. The General Partner terminated the Willowbridge Management Agreement because Willowbridge is no longer trading on behalf of the Registrant.

Item 8.01.	Other Events.

Effective December 31, 2017, the General Partner terminated the management agreement dated as of April 1, 2008, as amended on January 1, 2013 and January 1, 2015 (the “Boronia Management Agreement”), among CMF Boronia I, LLC (formerly Morgan Stanley Smith Barney Boronia I, LLC) (the “Trading Company”), Boronia Capital Pty Ltd. (“Boronia”) and the General Partner, pursuant to which Boronia managed the portion of the Trading Company’s (and, indirectly, the Registrant’s) assets allocated to it. The General Partner terminated the Boronia Management Agreement because Boronia is no longer trading on behalf of the Trading Company (and, indirectly, the Registrant).

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	SECOR Management Agreement by and among the Registrant, the General Partner and SECOR

10.2	FORT Management Agreement by and among the Registrant, the General Partner and FORT

10.3	Amendment No. 1 to the Cambridge Management Agreement by and among the Registrant, the General Partner and Cambridge

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL SYSTEMATIC L.P.
By:	Ceres Managed Futures LLC
General Partner
By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: January 5, 2018